UNITED STATES
SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

July 30, 2004

ENERGYSOUTH, INC.

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	333-42057 (Commission File Number)	58-2358943 (IRS Employer Identification No.)

2828 Dauphin Street Mobile, Alabama (Address of principal executive offices)	36606 (Zip Code)

Registrant’s telephone number, including area code:
(251) 450-4774

Not Applicable
(Former name or former address, if changed since last report)

Exhibit Index at page: 3

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
99.1	EnergySouth, Inc. press release dated July 30, 2004

Item 12. Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 12 (“Results of Operations and Financial Condition”).

On July 30, 2004, EnergySouth, Inc. (the “Company”) issued a press release announcing earnings for the fiscal quarter ended June 30, 2004. Also announced in the press release was the declaration of a three-for-two split of outstanding Common Stock and the declaration of a quarterly dividend on outstanding Common Stock. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B, subsection 6, of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGYSOUTH, INC.
Date: July 30, 2004	By:	/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr.
Secretary

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EXHIBIT INDEX

Exhibit		Page
Number	Description	Number
99.1	EnergySouth, Inc. press release dated July 30, 2004	4

3